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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 9, 2003


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF MAY 1, 2003, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-WMC1)


                Mortgage Asset Securitization Transactions, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                    333-101254              06-1204982
           --------                    ----------              ----------
(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
        Incorporation)                File Number)       Identification Number)

      1285 Avenue of the Americas
          New York, New York             10019
          ------------------             -----


Registrant's telephone number, including area code: (212) 713-2000
                                                    --------------



================================================================================

Item 5.           Other Events
                  ------------

Description of the Mortgage Pool

         Mortgage Asset Securitization Transactions, Inc. (the "Registrant") plans a series of certificates, entitled MASTR Asset Securitization Trust 2003-WMC1, Mortgage Pass-Through Certificates, Series 2003-WMC1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of May 1, 2003, among the Registrant as depositor, Chase Manhattan Mortgage Corporation as master servicer (the "Master Servicer") and U.S. Bank National Association as trustee (the "Trustee"). The Certificates to be designated as the Series 2003-WMC1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         UBS Warburg LLC (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                           (a)      Not applicable

                           (b)      Not applicable

                           (c)      Exhibits


         Exhibit No.                                        Description
         -----------                                        -----------
             99.1                   Computational Materials (as defined in Item 5) that have been provided by UBS Warburg LLC to certain prospective purchasers of
                                    MASTR Asset Backed Securities Trust 2003-WMC1, Mortgage Pass-
                                    Through Certificates, Series 2003-WMC1.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 9, 2003


                                               MORTGAGE ASSET SECURITIZATION
                                               TRANSACTIONS, INC.


                                               By:  /s/ Glenn McIntrye
                                                    ----------------------
                                               Name:    Glenn McIntrye
                                               Title:   Associate Director


                                               By:  /s/ Jeffrey B. Lown
                                                    ----------------------
                                               Name:    Jeffery B. Lown
                                               Title:

                               Index to Exhibits
                               -----------------




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
        99.1           Computational Materials (as defined in Item 5) that                            P
                       have been provided by UBS Warburg LLC to certain
                       prospective purchasers of MASTR Asset Backed Securities
                       Trust 2003-WMC1, Mortgage Pass- Through Certificates,
                       Series 2003-WMC1.

                                  EXHIBIT 99.1